Exhibit 10(h)

WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver to Third Amended and Restated Credit Agreement (“Waiver”) is entered into as of November 3, 2009 by and among PULTE HOMES, INC., a Michigan corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007 (as amended by a First Amendment to Third Amended and Restated Credit Agreement dated November 21, 2007, a Second Amendment to Third Amended and Restated Credit Agreement dated February 15, 2008, a Third Amendment to Third Amended and Restated Credit Agreement dated November 21, 2008 and as it may be further amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders grant a limited waiver with respect to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Limited Waiver. Subject to the satisfaction of the conditions precedent specified in Section 2 hereof, but effective as of the date hereof, the Administrative Agent and the Lenders signatory hereto hereby waive from the date hereof until and including December 15, 2009, any Default or Event of Default under the Credit Agreement resulting solely from the Borrower, as of the fiscal quarter ending September 30, 2009, failing to comply with its agreement in Section 5.2(b) of the Credit Agreement to have, as of the end of each fiscal quarter, a Tangible Net Worth that is greater than or equal to the sum of (i) $2,000,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter subsequent to September 30, 2008, plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter subsequent to September 30, 2008; provided, that, unless the Required Lenders otherwise agree, on and after the date hereof, no Lender shall be obligated to make any Extension of Credit except for the issuance and Modifications of Facility LCs by Issuing Banks and participations in Facility LCs, all in accordance with the Credit Agreement. Upon the expiration of the foregoing waiver, the Administrative Agent and each Lender shall be entitled to exercise any and all rights and remedies under the Credit Documents in respect of any Default or Event of Default covered by such waiver to the extent such Default or Event of Default shall then be continuing.

2. Conditions Precedent. The waiver set forth in Section 1 shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Waiver signed on behalf of each such party.

1

(b) The Administrative Agent shall have received from the Guarantors a Consent and Agreement substantially in the form attached hereto as Exhibit A (the “Guarantor Consent”).

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower and the Guarantors, the authorization of this Waiver and any other legal matters relating to the Borrower, the Guarantors, the Credit Agreement or this Waiver, all in form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received for the account of each Lender that, not later than 2:00 p.m. (Eastern Time) on November 3, 2009 (the “Final Consent Time”), shall have executed a counterpart of this Waiver and delivered the same to the Administrative Agent, a non-refundable waiver fee in an amount equal to 0.125% of the Commitment of such Lender under the Credit Agreement determined at the Final Consent Time.

(e) The Borrower shall have paid in full the costs, expenses and fees set forth in Section 9.3 of the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Waiver, and such notice shall be conclusive and binding.

3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof, after giving effect to this Waiver:

(a) As of September 30, 2009, the Tangible Net Worth of the Borrower was not less than $1,600,000,000.

(b) This Waiver has been duly and validly executed by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditor’s rights generally.

(c) The Guarantor Consent has been duly and validly executed by each of the Guarantors and constitutes the legal, valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditor’s rights generally.

(d) The representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

(e) There exists no Default or Event of Default.

2

4. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent and Lenders under any Credit Documents and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Credit Documents in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions in the Credit Agreement specifically referred to herein. This Waiver shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents. On and after date that this Waiver becomes effective, any reference to the Credit Agreement contained in the Credit Documents shall mean the Credit Agreement as waived hereby.

5. Release of Claims.

(a) Each of the Borrower and, pursuant to the Guarantor Consent, the Guarantors releases, remises, acquits and forever discharges each of the Lenders, the Issuing Banks, the Swingline Lender, the Administrative Agent and their respective employees, agents, representatives, corporations, parent corporations and related corporate divisions (all of the foregoing being the “Released Parties”) from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties on or prior to the date of hereof in any way, directly or indirectly, arising out of, or in any way connected to, this Waiver, any Extension of Credit, the Credit Agreement or any of the other Credit Documents (all of the foregoing being the “Released Matters”).

(b) Each of the Borrower and, pursuant to the Guarantor Consent, the Guarantors represents and warrants to each of the Released Parties that it has not transferred, assigned or otherwise conveyed any right, title or interest in any Released Matter to any other Person and that this Section 5 constitutes a full and complete release of all Released Matters.

6. Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Waiver by signing any such counterpart.

7. Choice of Law. This Waiver shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Waiver to be duly executed as of the date first above written.

Borrower:

PULTE HOMES, INC.

By:	/s/ Bruce E. Robinson
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

Lenders:

JPMORGAN CHASE BANK, N.A., as Lender and Administrative Agent

By:	/s/ Kimberly Turner
Name:	Kimberly Turner
Title:	Executive Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITICORP NORTH AMERICA, INC.

By:	/s/ Daniel Gouger
Name:	Daniel Gouger
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF AMERICA, N.A.

By:	/s/ Eyal Namordi
Name:	Eyal Namordi
Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BARCLAYS BANK PLC

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BNP PARIBAS

By:	/s/ Duane Helkowski
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CALYON NEW YORK BRANCH

By:	/s/ Joseph Asciolla
Name:	Joseph Asciolla
Title:	Managing Director

By:	/s/ Jason Chrein
Name:	Jason Chrein
Title:	Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

SUNTRUST BANK

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF AMERICA, N.A., as Successor by Merger to Merrill Lynch Bank USA

By:	/s/ Eyal Namordi
Name:	Eyal Namordi
Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

COMPASS BANK

By:	/s/ Chad Mantei
Name:	Chad Mantei
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

LLOYDS TSB BANK PLC

By:	/s/ Susanne Hughes
Name:	Susanne Hughes
Title:	Assistant Vice President

By:	/s/ Nicholas J. Bruce
Name:	Nicholas J. Bruce
Title:	Vice President & Manager
Risk Management & Business Support

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel P. Purcell
Name:	Noel P. Purcell
Title:	Authorized Signatory

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Name:	Luis Donoso
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

NATIXIS (f/k/a NATEXIS BANQUES POPULAIRES)

By:	/s/ Marie Edith Dugény
Name:	Marie Edith Dugény
Title:	Managing Director

By:	/s/ Zineb Bouazzaoui
Name:	Zineb Bouazzaoui
Title:	Associate Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

FIFTH THIRD BANK, an Ohio Banking Corporation, successor by merger with Fifth Third Bank, a Michigan Banking Corporation

By:	/s/ Randal Wolffis
Name:	Randal Wolffis
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

REGIONS BANK

By:	/s/ Daniel McClurkin
Name:	Daniel McClurkin
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

CITY NATIONAL BANK

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

TD BANK, NA

By:	/s/ Robert E. Delany
Name:	Robert E. Delany
Title:	Vice President

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Elena B. Bennett
Name:	Elena B. Bennett
Title:	Managing Director

SIGNATURE PAGE TO WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT WITH PULTE HOMES, INC.

BANK OF HAWAII, a Hawaii corporation

By:	/s/ Derek Chang
Name:	Derek Chang
Title:	Vice President

Exhibit A

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of November 3, 2009, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007, among Pulte Homes, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Third Amended and Restated Credit Agreement, as it has been and may be amended, modified, waived or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 20, 2007 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain Waiver to Third Amended and Restated Credit Agreement of even date herewith waiving any Default or Event of Default described therein (the “Waiver”); and

WHEREAS, it is a condition to the Waiver that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby consents to the Waiver, agrees that the Guaranty continues in full force and effect with respect to such Guarantor and joins in and grants the release contained in Section 5 of the Waiver.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

On behalf of Guarantors listed on the
attached Schedule A.

By:	/s/ Bruce E. Robinson
Name:	Bruce E. Robinson
Title:	Vice President and Treasurer

SCHEDULE A

Guarantors

Anthem Arizona L.L.C.

Asset Seven Corp.

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

Del Webb California Corp.

Del Webb Communities, Inc.

Del Webb Communities of Illinois, Inc. (f/k/a Bellasera Corp.)

Del Webb Corporation

Del Webb Home Construction, Inc.

Del Webb Limited Holding Co.

Del Webb Southwest Co.

Del Webb Texas Limited Partnership

Del Webb’s Coventry Homes Construction Co.

Del Webb’s Coventry Homes, Inc.

Del Webb’s Coventry Homes of Nevada, Inc.

DiVosta Homes, L.P.

DiVosta Building, LLC

Florida Building Products, LLC

Harrison Hills, LLC

PC/BRE Springfield, L.L.C.

PC/BRE Venture L.L.C.

PC/BRE Whitney Oaks L.L.C.

PH1 Corporation

PH3 Corporation

PH4 Corporation

PHT Building Materials Limited Partnership

Pulte Nevada 1 L.L.C.

PN II, Inc.

Potomac Yard Development LLC

Pulte Building Systems Holding Company, L.L.C.

Pulte Communities NJ, Limited Partnership

Pulte Development Corporation

Pulte Home Corporation

Pulte Home Corporation of the Delaware Valley

Pulte Homes of Greater Kansas City, Inc.

Pulte Homes of Michigan LLC

Pulte Homes of Minnesota LLC

Pulte Homes of New England LLC

Pulte Homes of New Mexico, Inc.

Pulte Homes of New York LLC

Pulte Homes of NJ, Limited Partnership

Pulte Homes of Ohio LLC

Pulte Homes of PA, Limited Partnership

Pulte Homes of Texas, L.P.

Pulte Homes Tennessee Limited Partnership

Pulte Land Company, LLC

Pulte Michigan Services, LLC

Pulte Payroll Corporation

Pulte Realty Corporation

Radnor Homes, Inc.

RN Acquisition 2 Corp.

Terravita Home Construction Co.

The Jones Company Homes, LLC

Wil Corporation